Exhibit 10.4

AMENDMENT NO. 1 TO TIME SHARING AGREEMENT

THIS AMENDMENT NO.1 TO TIME SHARING AGREEMENT (the “Amendment”) is made and entered into this 22 day of August 2012, by and between PMI Global Services Inc., with an address of 180 Airport Rd, Hgr D2, White Plains, NY 10604 (“Operator”) and Louis C. Camilleri, with an address of 120 Park Avenue, New York, New York 10017 (“User”).

WITNESSETH, that

WHEREAS, Operator and User are parties to that certain Time Sharing Agreement dated August 18, 2010 (“Agreement”);

WHEREAS, the parties desire to amend the Agreement; and

WHEREAS, Wells Fargo acknowledges and consents to this Amendment.

NOW THEREFORE, Operator and User declaring their intention to enter into and be bound by this Amendment, and for the good and valuable consideration set forth below, hereby covenant and agree as follows:

1.    Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.    Amendment.

2.1    The fourth WHEREAS clause in the Agreement are hereby deleted in its entirety and replaced with the following:

WHEREAS, On July 22, 2010, Operator received Special Authorization from the Department of Transportation (“DOT”) under DOT Regulation 375.70 to operate the Aircraft pursuant to this Agreement, which was extended by that Special Authorization issued on December 22, 2010 and that Special Authorization issued on December 2, 2011 and amended by that Amended Special Authorization issued July 18, 2012, a copy of which is attached as Exhibit B (the “Special Authorization”); and

2.2    Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2.3    Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

3.    This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused the signatures of their authorized representatives to be affixed below on the day and year first above written. The persons signing below warrant their authority to sign.

Operator:                         User:

PMI GLOBAL SERVICES INC.

By: /s/ JAMES R. WEST         /s/ LOUIS C. CAMILLERI
Name:    James R. West                    Name:     Louis C. Camilleri
Title:    Vice President

Exhibit 10.4

ACKNOWLEDGED AND AGREED:

Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee under that certain Amended and Restated Trust Agreement dated as of June 1, 2012, as amended and supplemented from time to time.

By:     /s/ MICHAEL ARSENAULT
Name: Michael Arsenault
Title:     Vice President

Exhibit 10.4

EXHIBIT A

Registration Number	Serial Number	Aircraft Description
N607PM	5146	Gulfstream Aerospace GV-SP (G550)
N551PM	5374	Gulfstream Aerospace G-550

Exhibit 10.4

EXHIBIT B

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation

Issue date: July 22, 2010
Ms. Joanne Barbera	Authority Expires: December July 22, 2011
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ GEORGE WELLINGTON
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION
Effective July 22, 2010, and terminating July 22, 2011, permission is granted under 14 CFR §375.70 of the Department’s regulations to PMI Global Services Inc., to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:
Gulfstream GV-SP, registration N607PM
Gulfstream GV-SP, registration N609PM
In the conduct of the authorized time-sharing operations, PMI Global, as the operator, may carry up to three individual officers of PMI Global Service’s parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers’ compensation package from the company. PMI Global Services may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMI Global Services must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMI Global Services should contact the FAA’s Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department’s regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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Exhibit 10.4

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation

Issue date: December 22, 2010
Ms. Joanne Barbera	Authority Expires: December 31, 2011
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ GEORGE WELLINGTON
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION

Effective December 22, 2010, and terminating December 31, 2011, permission is granted under 14 CFR §375.70 of the Department’s regulations to PMI Global Services Inc., to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:
Gulfstream GV-SP, registration N607PM
    Gulfstream GV-SP, registration N609PM
This action extends the termination date of the Special Authorization we previously granted to PMI Global on July 22, 2010.
In the conduct of the authorized time-sharing operations, PMI Global, as the operator, may carry up to three individual officers of PMI Global Service’s parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers’ compensation package from the company. PMI Global Services may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMI Global Services must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMI Global Services should contact the FAA’s Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13 (m)). Persons entitled to petition the Department for review of this action under the Department’s regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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Exhibit 10.4

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation

Issue date: December 2, 2011
Ms. Joanne Barbera	Authority Expires: December 31, 2012
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ ROBERT FINAMORE
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION
Effective December 2, 2011, and terminating December 31, 2012, permission is granted under 14 CFR §375.70 of the Department’s regulations to PMI Global Services Inc., to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:
Gulfstream GV-SP, registration N607PM
    Gulfstream GV-SP, registration N609PM
This action extends the termination date of the Special Authorizations we previously granted to PMI Global on July 22, 2010 and December 22, 2010.
In the conduct of the authorized time-sharing operations, PMI Global, as the operator, may carry up to three individual officers of PMI Global Service’s parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers’ compensation package from the company. PMI Global Services may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMI Global Services must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMI Global Services should contact the FAA’s Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13 (m)). Persons entitled to petition the Department for review of this action under the Department’s regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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Exhibit 10.4

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation

Issue date: July 18, 2012
Ms. Joanne Barbera	Authority Expires: December 31, 2012
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ CATHERINE C. BROWN
Overland Park, Kansas 66202	Director, Office of International Aviation

AMENDED SPECIAL AUTHORIZATION1
Effective July 18, 2012, and terminating December 31, 2012, permission is granted under 14 CFR §375.70 of the Department’s regulations to PMI Global Services Inc. (PMIGS), to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:2
Gulfstream GV-SP, registration N607PM
    Gulfstream G-550, registration N551PM
In the conduct of the authorized time-sharing operations, PMIGS, as the operator, may carry up to three individual officers of PMIGS’ parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers’ compensation package from the company. PMIGS may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMIGS must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMIGS should contact FAA’s Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13 (m)). Persons entitled to petition the Department for review of this action under the Department’s regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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1 This action amends the special authorization previously granted to PMIGS on December 2, 2011, to reflect a change in authorized aircraft as outlined in note 2.
2 PMIGS states that it is replacing aircraft registration N609PM on or about July 20, 2012, and requests the addition of aircraft registration N551PM as well as permission to use other substitute or additional U.S.-registered aircraft that it operates.

Exhibit 10.4

EXHIBIT C

INSTRUCTIONS FOR COMPLIANCE WITH
TRUTH IN LEASING REQUIREMENTS

1.
Mail a copy of the Agreement to the following address via certified mail, return receipt requested, immediately upon execution of the agreement (14 C.F.R. 91.23 requires that the copy be sent within twenty-four (24) hours after it is signed):

Federal Aviation Administration
Aircraft Registration Branch
ATTN: Technical Section
P.O. Box 25724
Oklahoma City, Oklahoma 73125

2.	Telephone or fax the nearest Flight Standards District Office at least forty-eight (48) hours prior to the first flight of each Aircraft made under this Agreement.

3.	Carry a copy of the Agreement in the Aircraft at all times when the Aircraft is being operated under the Agreement.